SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549





                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934





                                August 26, 1995
                Date of Report (Date of earliest event reported)




                             Cardinal Health, Inc.
             (Exact name of Registrant as specified in its charter)






                Ohio                 0-12591              31-0958666
           (State or other         (Commission           (IRS Employer
           jurisdiction of         File Number)       Identification No.)
           incorporation)


         655 Metro Place South, Suite 925, Dublin, Ohio      43017
            (Address of principal executive offices)       (Zip Code)



                                  (614) 761-8700
               (Registrant's telephone number, including area code)







         Item 5.   Other Events

                   On August 28, 1995, Cardinal Health, Inc., an Ohio corporation ("Cardinal") announced that Cardinal, Arch Merger Corp., a Delaware corporation and wholly owned subsidiary of Cardinal ("Merger Sub"), and Medicine Shoppe International, Inc., a Delaware corporation ("MSI"), had entered into an Agreement and Plan of Merger (the "Merger Agreement"). Pursuant to the Merger Agreement and subject to the terms and conditions set forth therein, and among other things, Merger Sub will be merged with and into MSI, as a result of which MSI will become a wholly-owned subsidiary of Cardinal. A copy of Cardinal's press release dated August 28, 1995 announcing the execution of the Merger Agreement is filed as
         Exhibit 99.1 hereto and is incorporated herein by reference.

         Item 7. Financial Statements, Pro Forma Financial Informa-tion and Exhibits

         The following exhibits are filed with this report:

         99.1 Press Release dated August 28, 1995.








                                   SIGNATURE


                   Pursuant to the requirements of the Securities
         Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                       CARDINAL HEALTH, INC.


         Dated:    August 30, 1995     By /s/ George H. Bennett, Jr.
                                          George H. Bennett, Jr.
                                          Executive Vice President and
                                            General Counsel







                                 EXHIBIT INDEX


         99.1 Press Release dated August 28, 1995.